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                                                                    EXHIBIT 24.1

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the day of September, 2001.

                                 BIOKEYS PHARMACEUTICALS, INC.

                                 By: /s/ LOUIS R. REIF
                                 Louis R. Reif, Chairman and Chief Executive
                                 Officer

                                 By: /s/ WARREN C. LAU
                                 Warren C. Lau, President and Chief Financial
                                 Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints LOUIS R. REIF and WARREN C. LAU, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign the Registration Statement of Biokeys Pharmaceuticals, Inc. on Form 10SB, and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agents or any of them or their or his substitute or substitutes, may unlawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, this Registration Statement or thereto has been signed below by the following persons in the capacities and on the date indicated.

Signature                                   Title             Date

/s/ LOUIS REIF                              Director          September 26, 2001
    -------------------------------
Louis R.  Reif

/s/ ROBERT D. WHITWORTH                     Director          September 26, 2001
    -------------------------------
Robert D.  Whitworth

/s/ WARREN C. LAU                           Director          September 26, 2001
    -------------------------------
Warren C. Lau